SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 1, 2006


                           GOLD BANC CORPORATION, INC.
             (Exact name of Registrant as specified in its charter)

          Kansas                    0-28936                     48-1008593
          ------                    -------                     ----------
(State of Incorporation)   (Commission File Number)         (I.R.S. Employer
                                                          Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
               (Address of Principal Executive Offices) (Zip Code)


                                 (913) 451-8050
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act\
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

     On November 9, 2005, Gold Banc Corporation, Inc., a Kansas corporation (the "Company"), entered into an Agreement and Plan of Merger, as amended (the "Merger Agreement"), with Marshall & Ilsley Corporation, a Wisconsin corporation ("M&I"), pursuant to which the Company merged with and into M&I, with M&I being the surviving corporation (the "Merger"), effective 12:01 a.m. April 1, 2006. In connection with the Merger, each outstanding share of the Company's common stock was converted into the right to receive $2.78 per share in cash and .3576 of a share of M&I common stock.

Item 1.02  Termination of a Material Definitive Agreement

     Effective April 1, 2006, in connection with the Merger, the Company terminated a $25,000,000 line of credit pursuant to a Loan Agreement, dated as of October 1, 2004, between the Company and JPMorgan Chase Bank, N.A. (as successor by merger to Bank One, NA).

Item 2.01  Completion of Acquisition or Disposition of Assets

     The information included in Item 5.01 is hereby incorporated by reference into this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     The information included in Item 5.01 is hereby incorporated by reference into this Item 3.01.

     In connection with the completion of the Merger, the Company requested the delisting of the Company's common stock from The NASDAQ Stock Market effective as of the close of business on March 31, 2006.

Item 3.03  Material Modification to Rights of Security Holders

     The information included in Item 5.01 is hereby incorporated by reference into this Item 3.03.

Item 5.01  Changes in Control of Registrant

     Effective April 1, 2006, M&I completed the acquisition of the Company through the Merger, with M&I being the surviving entity in the Merger. In connection with the Merger, each outstanding share of the Company's common stock was converted into the right to receive $2.78 per share in cash and .3576 of a share of M&I common stock. The total transaction value was approximately $700 million.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The information included in Item 5.01 is hereby incorporated by reference into this Item 5.02.

     Pursuant to the Merger Agreement, and as a result of the Merger, the board of directors and the executive officers of M&I continue as the board of directors and executive officers of the surviving corporation. Accordingly, the former directors and executive officers of the Company no longer serve in those capacities with M&I. Malcolm M. Aslin, the Chief Executive Officer of the Company at the time of the Merger, however, will join the board of directors of M&I.

Item 8.01  Other Events

     On April 1, 2006, M&I issued a press release announcing completion of the Merger of the Company and M&I, which is attached hereto as Exhibit 8.01 and incorporated here by reference.

Item 9.01  Financial Statements and Exhibits

       Exhibit No.                 Description
       -----------                 -----------

          8.01          M&I press release dated April 1, 2006.


                           [Signature Page Attached.]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       GOLD BANC CORPORATION, INC.


Dated: April 1, 2006
                                       By: /s/ Rick J. Tremblay
                                           Rick J. Tremblay
                                           Executive Vice President and
                                           Chief Financial Officer